AmericaFirst Quantitative Strategies Fund

Class A: AFIAX  Class C: AFISX

SUMMARY PROSPECTUS

NOVEMBER 5, 2010

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.afcm-quant.com/mutual_funds.asp. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 5, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – AMERICAFIRST QUANTITATIVE STRATEGIES FUND

Investment Objective: The Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class C shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 22 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	1.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%
Wire Transfer Fee	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.21%	1.22%
Acquired Fund Fees and Expenses[1]	0.29%	0.29%
Total Annual Fund Operating Expenses	2.75%	3.51%
Fee Waiver and Reimbursement[2]	(0.87)%	(0.88)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.88%	2.63%

1  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2011.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 583	$ 1,140	$ 1,722	$ 3,296
Class C	$ 363	$ 1,086	$ 1,829	$ 3,788

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2010 was 76.67%.

Principal Investment Strategies:

The name “Quantitative Strategies” refers to the advisor’s use of objective, data-based quantitative information to make investment decisions rather than subjective or emotional investment decisions.  The “optimization process” refers to the computer-based process of analyzing and combining data from several dissimilar quantitative strategies to achieve an appropriate risk/return profile for the Fund.

The Fund intends to achieve its investment objective by investing, under normal circumstances, in individual equity and fixed income securities and other investment companies including: (1) unit investment trusts (affiliated and non-affiliated) ("UITs"); (2) open-end management investment company ("Mutual Funds"); (3) closed-end investment companies ("Closed-End Funds") and (4) exchange traded-funds ("ETFs") (collectively "Acquired Funds").  The Fund may invest a portion of its portfolio in Acquired Funds managed by the advisor.

Securities are selected using the advisor's Portfolio Optimization Tool ("Optimizer").  The Optimizer selects from a starting universe of the advisor's proprietary models and seeks to create a portfolio of low correlated investment strategies.  The optimization process is based on over twenty years of price momentum history. The advisor will sell a security when the security no longer meets the selection criteria, as part of the periodic evaluation process used to replace lower performing securities in the portfolio with more attractive securities, or when a security meets its target valuation.  The Fund will invest in equity securities regardless of market capitalization.  With regard to fixed income securities, the advisor will typically invest in U.S. Treasury securities.  However, the Fund may invest in other fixed income securities regardless of maturity or credit rating.  ETFs in which the Fund may invest include those providing exposure to particular segments of the securities markets including commodities, certain industries or sectors, securities index tracking ETFs and on occasion inverse ETFs.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Acquired Fund Strategy Risk.  Each Acquired Fund is subject to specific risks, depending on the nature of the Acquired Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

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Commodity Related Risks. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities due to changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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Emerging Markets. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

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Fixed Income Risk. When the Fund invests in fixed income securities, or Acquired Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Growth Sector Risk.  In general, growth funds are more volatile than other types of funds.  Since the Fund invests more heavily in the growth sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

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Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk.  The advisor's reliance on the Optimizer model and the portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, Acquired Funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Optimizer model and/or portfolio manager's judgments will produce the desired results.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  Real Estate Investment Trusts ("REITs") are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the Acquired Funds in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Quantitative Strategies Fund by showing the performance of its Class A shares over the last full calendar years since the Fund commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The Fund implemented a significant change in its investment strategy on November 5, 2008.  Prior to November 2008, the Fund (formerly named the AmericaFirst Income Strategies Fund), had an objective of achieving current income consistent with capital appreciation and invested primarily in preferred stocks.  How the Quantitative Strategies Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information will be available at no cost by calling 1-877-217-8363 and on the Fund’s website at www.afcm-quant.com.

Figures do not reflect sales charges.  If they did, returns would be lower.  Returns for Class C shares, which are not shown, would be lower.

During the period shown in the bar chart, the highest return for a quarter was 32.01% (quarter ended June 30, 2009), and the lowest return for a quarter was (35.91%) (quarter ended September 30, 2008).

For the period January 1, 2010 through September 30, 2010, the total return on Class A shares was 10.35%.

Average Annual Total Returns

(for the periods ended December 31, 2009)

Class A	1 Year	Since inception (9/28/2007)
Return Before Taxes	34.71%	-19.09%
Return After Taxes on Distributions	33.62%	-20.57%
Return After Taxes on Distributions and Sale of Fund Shares	22.44%	-16.64%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	-10.91%

Class C	1 Year	Since inception (9/28/2007)
Return Before Taxes	37.99%	-18.55%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	-10.91%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares, which are not shown, will vary from those of Class A shares.

Advisor:  AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and President of the advisor, serves as the Fund's Portfolio Manager.  He has served the Fund in this capacity since the Fund commended operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Funds is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.